UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 23, 2018

(date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-33145

Delaware	36-2257936
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) appointed Denise Paulonis as a director, effective May 23, 2018, to serve until the 2019 annual meeting of the Company’s stockholders or until her earlier resignation or removal.  The Board has determined that Ms. Paulonis is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company's Corporate Governance Guidelines.

Ms. Paulonis, age 46, is the Executive Vice President and Chief Financial Officer of The Michaels Companies, a position she has held since August 2016.  Ms. Paulonis joined Michaels in September 2014 and served as its Senior Vice President, Finance and Treasurer from November 2015 to August 2016 and as its Vice President, Corporate Finance, Investor Relations and Treasury from September 2014 to November 2015. Prior to joining Michaels, Ms. Paulonis held various senior level positions with PEPSICO from August 2009 to September 2014, including Vice President, Financial Planning and Analysis, Frito Lay from August 2013 to September 2014; Vice President, Finance and Strategy, PepsiCo U.S. Sales from January 2011 to July 2013; and Vice President, Global Corporate Strategy from August 2009 to December 2010.  Ms. Paulonis holds a Master of Business Administration with concentration in Finance and Strategic Planning from The Wharton School, University of Pennsylvania, and a Bachelor of Science in Finance and Economics from Miami University.

Ms. Paulonis will receive compensation for her service as a director in accordance with the Company’s Independent Director Compensation Policy as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on December 15, 2017.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Paulonis and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Paulonis and the Company that would be required to be reported.

Item 9.01.  Financial Statement and Exhibits

(d)Exhibits

Exhibit Number	Description
Exhibit 99.1	Press release announcing the appointment of a Director of Sally Beauty Holdings, Inc. on May 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

May 23, 2018	By:	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer